                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       April 20, 2000 (April 19, 2000)
                                                       -------------------------------

                             COLLEGIATE PACIFIC INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-17293                   22-2795073
------------------------------- ------------------------- --------------------
(State or Other Jurisdiction of  (Commission File Number) (IRS Employer
    Incorporation)                                         Identification No.)

    13950 Senlac, Suite 200, Farmers Branch, Texas                   75234
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   (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:    (972) 243-8100
                                                       ------------------------

                                      None
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     Effective April 19, 2000, all of the holders of Subordinated Convertible Promissory Notes (the "Notes") of Collegiate Pacific Inc, (the "Company") (as described in the Company's Registration Statement on Form SB-2, filed with the Securities and Exchange Commission on April 7, 2000 (the "Registration Statement")) (the "Note Holders") converted their Notes into shares of common stock, $.01 par value per share, of Company (the "Common Stock")

     The following table and accompanying footnotes identify each of the Note Holders based upon information provided to the Company, set forth as of April 19, 2000. This information also states the principal amount of the Notes, the number of shares the Notes are initially convertible into, shares beneficially held by or acquired by, as the case may be, each Note Holder. Beneficial ownership is stated as of immediately prior to this offering. Percentages are based on 3,679,340 shares of Common Stock outstanding on February 29, 2000.

                                                         Number of Shares         Number of Shares
                                   Principal Amount   Issuable Upon Conversion      Beneficially
 Name of Note Holder                   of Note              of Note(1)                Owned(2)          Percent of Class(3)
--------------------               ----------------   ------------------------    ----------------      -------------------
Michael J. Blumenfeld,              $1,500,000                454,545             4,416,134(4)          69.6%
Chief Executive Officer of the
Company
Watkins Brothers Trust                $100,000                 30,303                88,606(5)          2.4%
Arthur J. Coerver, IRA                 $20,000                  6,060                81,780(6)          2.2%
Arthur J. Coerver                      $26,000                  7,878                81,780(6)          2.2%
Colleen C. Coerver, IRA                 $4,000                  1,212                81,780(6)          2.2%
Penn Footwear Retirement Trust         $50,000                 15,151               305,606(7)          7.9%
Davidowitz Foundation Inc.             $50,000                 15,151                32,302(8)          0.9%
JIBS Equities, L.P.                    $50,000                 15,151               305,606(7)          7.9%
William Davidowitz                    $100,000                 30,303               110,660(9)          2.9%
Robert W. Philip or Sharon A.          $50,000                 15,151               48,302(10)          1.3%
Philip Joint Tenants with Right
of Survivorship
Myrna G. Kulp(11)                     $100,000                 30,303                 65,926            1.8%
Harvey Rothenberg and Elizabeth         $5,000                  1,515               16,864(12)          0.5%
Rosenberg
Harvey Rothenberg, IRA                 $10,000                  3,030               16,864(12)          0.5%
H. I. Schendle IRA Rollover            $50,000                 15,151               48,902(13)          1.3%
Eric Green GST Trust                  $120,000                 36,363                 72,726            1.9%

Total                               $2,235,000                677,267
-----

------------------------

(1) The number of shares issuable upon conversion of the Notes is based on a conversion price equal to $3.30 per share, with the Note Holder receiving a cash payment in lieu of any fractional shares that would otherwise be issued.
(2) As required by SEC regulations, the number of shares shown as beneficially owned includes shares that could be purchased within 60 days after the date of this Form 8-K. The table shows the estimated total of the shares which would be issued on the conversion of all of outstanding Notes and the exercise of all warrants to acquire shares of Common Stock described in Registration Statement.
(3) The percentage of each Note Holder is based on the beneficial ownership of that Note Holder divided by the sum of the current outstanding shares of Common Stock plus the additional shares, if any, that would be issued to that Note Holder (but not any other shareholder) when converting Notes or exercising any warrant or other right in the future.
(4) Consists of 1,748,522 shares of Common Stock, 10,000 shares issuable upon exercise of an option expiring February 24, 2009, 1,748,522 shares issuable upon exercise of a warrant expiring May 26, 2005, 454,545 shares issued upon conversion of a Note on April 19, 2000, and 454,545 shares issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000.
(5) Consists of 13,500 shares of Common Stock, 1,000 shares issuable upon exercise of an option expiring February 24, 2009, 13,500 shares issuable upon exercise of a warrant expiring May 26, 2005, 30,303 shares held in trust for the benefit of Mr. Watkins issued upon conversion of a Note on April 19, 2000, and 30,303 shares held in trust for the benefit of Mr. Watkins issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000.
(6) Consists of 23,240 shares of Common Stock, 5,000 shares issuable upon exercise of an option expiring February 24, 2009, 23,240 shares issuable upon exercise of a warrant expiring May 26, 2005, 6,060 shares held in trust for the benefit of Mr. Coerver issued upon conversion of a Note on April 19, 2000, 6,060 shares held in trust for the benefit of Mr. Coerver issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000, 1,212 shares held in trust for the benefit of Mr. Coerver's spouse shares issued upon conversion of a Note on April 19, 2000, 1,212 shares held in trust for the benefit of Mr. Coerver's spouse issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000, 7,878 shares issued upon conversion of a Note on April 19, 2000, and 7,878 shares issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000.
(7) Consists of 122,000 shares of Common Stock, 1,000 shares issuable upon exercise of an option expiring February 24, 2009, 122,000 shares issuable upon exercise of a warrant expiring May 26, 2005, 30,303 shares issued upon conversion of a Note on April 19, 2000, and 30,303 shares issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000.

(8) Consists of 1,000 shares of Common Stock, 1,000 shares issuable upon exercise of a warrant expiring May 26, 2005, 15,151 shares issued upon conversion of a Note on April 19, 2000, and 15,151 shares issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000.
(9) Consists of 8,500 shares of Common Stock, 1,000 shares issuable upon exercise of an option expiring February 24, 2009, 8,500 shares issuable upon exercise of a warrant expiring May 26, 2005, 15,151 shares issued upon conversion of a Note on April 19, 2000, and 15,151 shares issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000.
(10) Consists of 25,000 shares of Common Stock, 25,000 shares issuable upon exercise of a warrant expiring May 26, 2005, 30,303 shares issued upon conversion of a Note on April 19, 2000, and 30,303 shares issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000.
(11) Myrna G. Kulp is Michael J. Blumenfeld's sister-in-law.
(12) Consists of 200 shares of Common Stock, 1,687 shares of Common Stock held in trust for the benefit of Mr. Rothenberg's child, 3,000 shares issuable upon exercise of an option expiring February 24, 2009, 1,000 shares issuable upon exercise of an option expiring February 24, 2009 held by Mr. Rothenberg's spouse, 1,887 shares issuable upon exercise of a warrant expiring May 26, 2005, 3,030 shares held in trust for the benefit of Mr. Rothenberg issued upon conversion of a Note maturing January 31, 2005, 3,030 shares held in trust for the benefit of Mr. Rothenberg issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000, 1,515 shares issued upon conversion of a Note on April 19, 2000, and 1,515 shares issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000.
(13) Consists of 9,300 shares of Common Stock, 9,300 shares issuable upon exercise of a warrant expiring May 26, 2005, 15,151 shares issued upon conversion of a Note on April 19, 2000, and 15,151 shares issuable upon exercise of a warrant expiring May 26, 2005 that will be issued as a special dividend of warrants on shares of Common Stock issued upon conversion of a Note on April 19, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COLLEGIATE PACIFIC INC.


Dated:  April 20, 2000             By:  /s/ MICHAEL J. BLUMENFELD
                                      ----------------------------------------
                                      Name:    Michael J. Blumenfeld
                                      Title:   Chairman and Chief Executive
                                               Officer